Income Taxes (Tables)	12 Months Ended
Jul. 31, 2016
Income Tax Disclosure [Abstract]
Schedule of Deferred Tax Assets

Significant components of our deferred tax assets are as follows:

	July 31,
	2016	2015
Net operating loss carry-forward	$30,160,000	$28,205,000
Stock options and warrants	3,250,000	2,570,000
Other temporary differences	(140,000)	70,000
Total deferred tax assets	33,270,000	30,845,000
Valuation allowance for deferred tax assets	(33,270,000)	(30,845,000)
Net deferred tax assets	$—	$—

Schedule of Reconciliation Effective Tax Rate, Percentage

A reconciliation of income taxes computed using the statutory income tax rate, compared to the effective tax rate, is as follows:

	2016	2015
Federal tax benefit at the expected statutory rate	34.0%	34.0%
State income tax, net of federal tax benefit	2.3	6.2
Expired net operating loss carryforwards	(1.5)	(0.3)
Permanent items	(17.9)	(0.4)
Valuation allowance	(16.9)	(40.3)
Income tax benefit - effective rate	0.0%	0.0%